EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
8/19/2024	3130B2F67	8/22/2024	8/22/2044	2/22/2025	Optional Principal Redemption	American	Fixed Constant	11/22/2024	5.98	18000000
8/19/2024	3130B2FG5	8/23/2024	3/28/2025	11/28/2024	Optional Principal Redemption	European	Variable Single Index Floater	2/28/2025		250000000
8/19/2024	3130B2FH3	8/22/2024	1/29/2025	10/29/2024	Non-Callable		Variable Single Index Floater			350000000
8/19/2024	3130B2FH3	8/22/2024	1/29/2025	10/29/2024	Non-Callable		Variable Single Index Floater			300000000
8/19/2024	3130B2FK6	8/20/2024	11/20/2024	11/20/2024	Non-Callable		Variable Single Index Floater			500000000
8/19/2024	3130B2FK6	8/20/2024	11/20/2024	11/20/2024	Non-Callable		Variable Single Index Floater			55000000
8/19/2024	3130B2FM2	8/20/2024	1/29/2025	10/29/2024	Non-Callable		Variable Single Index Floater			1250000000
8/19/2024	3130B2FN0	8/20/2024	1/28/2025	10/28/2024	Non-Callable		Variable Single Index Floater			150000000
8/19/2024	3130B2FN0	8/20/2024	1/28/2025	10/28/2024	Non-Callable		Variable Single Index Floater			1250000000
8/19/2024	3130B2FU4	8/20/2024	4/23/2025	10/23/2024	Non-Callable		Variable Single Index Floater			1000000000
8/19/2024	3130B2FU4	8/20/2024	4/23/2025	10/23/2024	Non-Callable		Variable Single Index Floater			10000000
8/19/2024	3130B2FV2	8/21/2024	2/19/2025	2/19/2025	Optional Principal Redemption	Bermudan	Fixed Constant	11/19/2024	4.875	500000000
8/19/2024	3130B2FZ3	8/20/2024	11/22/2024	11/22/2024	Non-Callable		Variable Single Index Floater			500000000
8/20/2024	3130B2G82	8/21/2024	11/19/2024	11/19/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2G90	8/21/2024	8/21/2025	11/21/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2G90	8/21/2024	8/21/2025	11/21/2024	Non-Callable		Variable Single Index Floater			500000000
8/20/2024	3130B2GA7	8/21/2024	5/22/2025	11/22/2024	Non-Callable					1000000000

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

							Variable Single Index Floater
8/20/2024	3130B2GB5	8/21/2024	8/19/2025	11/19/2024	Non-Callable		Variable Single Index Floater			1500000000
8/20/2024	3130B2GB5	8/21/2024	8/19/2025	11/19/2024	Non-Callable		Variable Single Index Floater			50000000
8/20/2024	3130B2GB5	8/21/2024	8/19/2025	11/19/2024	Non-Callable		Variable Single Index Floater			145000000
8/20/2024	3130B2GC3	8/27/2024	8/27/2029	2/27/2025	Optional Principal Redemption	Bermudan	Fixed Constant	9/27/2024	5.5	25000000
8/20/2024	3130B2GC3	8/27/2024	8/27/2029	2/27/2025	Optional Principal Redemption	Bermudan	Fixed Constant	9/27/2024	5.5	25000000
8/20/2024	3130B2GD1	8/21/2024	5/19/2025	11/19/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2GE9	8/21/2024	5/20/2025	11/20/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2GE9	8/21/2024	5/20/2025	11/20/2024	Non-Callable		Variable Single Index Floater			415000000
8/20/2024	3130B2GJ8	8/21/2024	12/27/2024	9/27/2024	Non-Callable		Variable Single Index Floater			370000000
8/20/2024	3130B2GK5	8/21/2024	2/24/2025	11/24/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2GL3	8/21/2024	3/24/2025	9/24/2024	Non-Callable		Variable Single Index Floater			1000000000
8/20/2024	3130B2GM1	8/23/2024	12/27/2024	9/27/2024	Non-Callable		Variable Single Index Floater			200000000
8/20/2024	3130B2GU3	8/30/2024	8/27/2029	2/27/2025	Optional Principal Redemption	Bermudan	Fixed Constant	9/27/2024	5.5	25000000

(1) Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

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